UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   March 2, 2007

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Road		19355
Frazer, Pennsylvania		(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code   (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            Other Events.

On March 2, 2007, Cephalon, Inc. (the “Company”) received a letter requesting information related to ACTIQ® (oral transmucosal fentanyl citrate) [C-II] and FENTORA™ (fentanyl buccal tablet) [C-II] from Congressman Henry A. Waxman in his capacity as Chairman of the House Committee on Oversight and Government Reform.  The letter cites two articles concerning ACTIQ published in The Wall Street Journal in November 2006 and requests information concerning the Company’s sales and marketing practices, among other things.  The Company intends to cooperate fully with this voluntary request for information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: March 7, 2007	By:	/s/ John E. Osborn
John E. Osborn
Executive Vice President, General Counsel & Secretary